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                                                          OMB APPROVAL
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                                                    Expires:  January 31, 2008
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                                                    hours per response ......14.
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
         Securities Exchange Act of 1934 (Amendment No.______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                              JANUS INVESTMENT FUND
                              ---------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

--------------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    3) Filing Party:

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    4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)

FOR SHAREHOLDERS OF
JANUS RESEARCH FUND (THE "FUND")
                                                                    (JANUS LOGO)

Dear Shareholder:

     Your Fund's Board of Trustees requests your vote on a proposal to change your Fund's benchmark index to the Morgan Stanley Capital International ("MSCI") World Growth Index instead of the Russell 1000(R) Index. Your vote is important since the benchmark index is used for purposes of calculating the performance-based investment advisory fee the Fund pays to Janus Capital Management LLC.

     This proposal will be presented to shareholders at a Special Meeting of Shareholders to be held December 14, 2006. We encourage you to read the Questions and Answers section at the beginning of the enclosed Proxy Statement as well as the entire Proxy Statement, which describes the proposal.

     Janus Research Fund (the "Fund") was launched in February 2005 with the flexibility to invest in the highest conviction ideas of the Janus equity research team that manages the Fund, regardless of where geographically those opportunities are found.


     Janus Capital's rationale for changing the benchmark index is based upon the fact that as the Fund pursued its "go-anywhere" strategy investing in domestic and international securities, the research team found increased opportunities for compelling investments in international markets. In recognition of the increasingly global character of the Fund's portfolio, Janus Capital proposed, and your Fund's Board of Trustees approved, (1) changing the name of the Fund to "Janus Global Research Fund" and (2) adopting an additional investment strategy so that the Fund will normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. As a result of these changes, the Fund's current benchmark index, the Russell 1000(R) Index, which measures the performance of only U.S. equities, may no longer be the most appropriate benchmark index for evaluating the Fund's performance. The proposed benchmark index, the MSCI World Growth Index, which measures the performance of growth stocks of developed countries around the world, is considered by Janus Capital and the Fund's Board of Trustees to be a more appropriate benchmark index for evaluating the Fund's performance, as it better reflects the Fund's investment policies and the research team's long-term expectations of finding investment opportunities throughout the world. In addition, on October 6, 2006, your Fund's Board of Trustees approved a 2.00% redemption fee to be assessed on sales (including exchange sales) of Fund shares held for three months or less.



     The Fund's name change to "Janus Global Research Fund," the adoption of the additional investment strategy, and the imposition of the 2.00% redemption fee will become effective on or about December 31, 2006.


     YOUR FUND'S BOARD OF TRUSTEES HAS APPROVED THE BENCHMARK INDEX CHANGE AND BELIEVES THIS CHANGE IS IN THE BEST INTEREST OF SHAREHOLDERS. THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

     You can vote in one of four ways:

     - BY MAIL with the enclosed proxy card;

     - BY INTERNET through the website listed in the proxy voting instructions;

     - BY TELEPHONE using the toll-free number listed in the proxy voting instructions; or

     - IN PERSON at the Special Meeting of Shareholders on December 14, 2006.


     Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-628-8528.


     Thank you for your consideration of this important proposal. We value you as a shareholder and look forward to preserving your trust as a valued shareholder over the long-term.

                                          Sincerely,

                                          /s/ Dennis B. Mullen
                                          Dennis B. Mullen
                                          Chairman of the Board of
                                          Janus Investment Fund

                             JANUS INVESTMENT FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a Special Meeting of Shareholders of Janus Research Fund (the "Fund"), a series of Janus Investment Fund (the "Trust") has been called to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on December 14, 2006 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the "Meeting"). At the Meeting, shareholders will be asked to vote on the proposal set forth below and to transact such other business, if any, as may properly come before the Meeting:

     Proposal: To approve an amendment to the Fund's investment advisory agreement, which changes the Fund's benchmark index for purposes of calculating the performance-based investment advisory fee.

     Any shareholder who owned shares of the Fund as of the close of business on September 15, 2006, will receive notice of the Meeting and will be entitled to vote at the Meeting.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(S). IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                          By Order of the Board of Trustees,

                                          /s/ Kelley Abbott Howes
                                          Kelley Abbott Howes
                                          President and Chief Executive Officer
                                          of Janus Investment Fund


October 10, 2006

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                   VALID SIGNATURE
------------                                   ---------------
Corporate Account
  (1) ABC Corp.                                ABC Corp.
  (2) ABC Corp.                                John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer        John Doe
  (4) ABC Corp. Profit Sharing Plan            John Doe, Trustee
Trust Account
  (1) ABC Trust                                Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/28/78      Jane B. Doe
Custodial or Estate Account
  (1) John B. Smith, Cust. f/b/o               John B. Smith
      John B. Smith, Jr. UGMA
  (2) Estate of John B. Smith                  John B. Smith, Jr., Executor

                                OCTOBER 10, 2006


                             JANUS INVESTMENT FUND

                              JANUS RESEARCH FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                        SPECIAL MEETING OF SHAREHOLDERS
                                PROXY STATEMENT

     This is a Proxy Statement for Janus Research Fund (the "Fund"), a series of Janus Investment Fund (the "Trust"). Proxies for a Special Meeting of Shareholders of the Fund are being solicited by the Board of Trustees (the "Board," "Board of Trustees" or the "Trustees") of the Trust to approve the following proposal that has already been approved by the Board:

     Proposal: To approve an amendment to the Fund's investment advisory agreement, which changes the Fund's benchmark index for purposes of calculating the performance-based investment advisory fee.

     Any shareholder who owned shares of the Fund as of the close of business on September 15, 2006 ("Record Date"), will receive notice of the Meeting and will be entitled to vote at the Meeting.

     The Meeting will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on December 14, 2006 at 10:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the "Meeting").


     At the Meeting, you will be asked to vote on the proposal. You should read the entire Proxy Statement before voting. If you have any questions, please call 1-800-628-8528. The Proxy Statement, Notice of Special Meeting, and the proxy card(s) are first being mailed to shareholders on or about October 12, 2006.


     THE FUND PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT 1-800-525-3713, VIA THE INTERNET AT WWW.JANUS.COM, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.

                             QUESTIONS AND ANSWERS

WHAT IS BEING PROPOSED?

     The proposal seeks approval of an amendment to the Fund's investment advisory agreement, which changes the Fund's benchmark index from the Russell 1000(R) Index to the Morgan Stanley Capital International ("MSCI") World Growth Index. The benchmark index is used to calculate any adjustment upward or downward to the investment advisory fee paid to Janus Capital Management LLC ("Janus Capital") by the Fund, based upon the investment performance of the Fund relative to the performance of the benchmark index. Janus Capital is the Fund's investment adviser pursuant to an Investment Advisory Agreement dated December 2, 2004, as amended January 1, 2006 and June 14, 2006, and which was approved by shareholders on December 29, 2005 (the "Current Investment Advisory Agreement"). The Current Investment Advisory Agreement contains a performance-based investment advisory fee structure. The investment advisory fee the Fund pays to Janus Capital decreases when the Fund is not performing well relative to its benchmark index and increases during periods when the Fund outperforms its benchmark index.

WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

     The Board of Trustees recommends that shareholders vote FOR the proposal.

WHY IS JANUS CAPITAL PROPOSING TO CHANGE THE FUND'S BENCHMARK INDEX?

     Janus Capital's equity research analysts select investments for the Fund, which represent their high conviction investment ideas in all market capitalizations, styles, and geographies. The Fund was launched in February 2005 with the broad flexibility for the research team to invest in companies of any size and located anywhere in the world. While the Fund has always had the ability to have foreign exposure and was expected to have some foreign exposure as market conditions permitted, the "best ideas" strategies of the Fund combined with the global nature of Janus Capital's research have resulted in a higher emphasis on foreign stocks and a global strategy. Using the Fund's current investment objective and strategies, the research team has found, and continues to find compelling investment opportunities for the Fund outside of the United States.


     Over the long-term, the Fund expects to continue and may increase its foreign exposure. As a result of the foregoing, and effective on or about December 31, 2006: (1) the Fund's name will change to "Janus Global Research Fund;" (2) the Fund will adopt an additional strategy to normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States; and (3) a 2.00% redemption fee will be assessed on sales (including exchange sales) of Fund shares held for three months or less.


     The current benchmark index for evaluating the Fund's performance, the Russell 1000(R) Index, measures the performance of the 1,000 largest companies in the Russell

3000(R) Index, and is made up entirely of U.S. companies. The proposed benchmark, the MSCI World Growth Index, measures the performance of growth stocks of developed countries around the world, and, as of August 31, 2006, U.S. companies constituted 48.4% of the index. Given the Fund's evolution to a more global strategy, Janus Capital believes the MSCI World Growth Index is a more appropriate benchmark for evaluating the Fund's performance and better reflects the research team's long-term expectations of locating investment opportunities throughout the world.


WILL THE CHANGE IN THE BENCHMARK INDEX RESULT IN A CHANGE TO THE INVESTMENT OBJECTIVE OR STRATEGIES OF THE FUND?

     The investment objective will remain the same, which is to seek long-term growth of capital. The Fund expects to maintain its current investment parameters of investing in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. Pursuant to the Fund's additional investment strategy, the Fund will normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The risks of investment in foreign securities, including those in emerging markets, are described in the Fund's prospectus.

WHAT EFFECT WILL THE BENCHMARK INDEX CHANGE HAVE UPON THE INVESTMENT ADVISORY FEE RATE THE FUND PAYS TO JANUS CAPITAL?


     The benchmark index change will not alter the base fee component of the investment advisory fee, which is an annualized rate of 0.64% of the average daily closing net asset value of the Fund. Whether the change in the benchmark index to the MSCI World Growth Index results in an increase or decrease in the performance fee component of the advisory fees that otherwise would have been paid by the Fund depends on whether the Fund's future performance compares more favorably with the MSCI World Growth Index or the Russell 1000(R) Index. As discussed in the Proxy Statement, based on a pro forma analysis of the Fund's past performance over comparable periods under identical assumptions, Janus Capital would have been paid the same amount if the performance fee component was calculated using the MSCI World Growth Index. It is not possible to predict the effect of the performance adjustment on future overall compensation paid by the Fund to Janus Capital since any adjustment will depend on the cumulative performance of the Fund relative to the approved Fund benchmark index, as well as future changes to the size of the Fund over the specified period of time.


WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

     The Russell 1000(R) Index would remain the Fund's benchmark index for purposes of calculating the Fund's performance adjustment to the investment advisory fee paid to Janus Capital by the Fund.

HOW DO I VOTE MY SHARES?

     You can vote in any one of four ways:

     - By mail, by sending the enclosed proxy card (signed and dated) in the enclosed envelope;

     - Through the Internet by going to the website listed on your proxy card;

     - By telephone using the toll-free number listed on your proxy card; or

     - In person, by attending the Special Meeting of Shareholders on December 14, 2006 (or any adjournment or postponement thereof).

     Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

     Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Fund at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposal.

WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSAL?

     Approval of the proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). This means the affirmative of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares (a "1940 Act Majority").

WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?


     Please call D.F. King & Co., Inc. your Fund's proxy solicitor, at 1-800-628-8528.

                                    PROPOSAL

     APPROVE AN AMENDMENT TO THE FUND'S INVESTMENT ADVISORY AGREEMENT, WHICH CHANGES THE FUND'S BENCHMARK INDEX FOR PURPOSES OF CALCULATING THE PERFORMANCE-BASED INVESTMENT ADVISORY FEE.

INTRODUCTION


     On September 6, 2006, the Fund's Board of Trustees, including the Trustees who are not "interested persons" of the Fund or Janus Capital, approved an amendment to the Current Investment Advisory Agreement between the Trust, on behalf of the Fund, and Janus Capital ("Proposed Advisory Agreement") and authorized the submission of the Proposed Advisory Agreement to the Fund's shareholders for approval. The Proposed Advisory Agreement changes the performance benchmark index used to determine one component of the investment advisory fee that Janus Capital receives from the Fund. The investment advisory fee paid by the Fund currently is adjusted downward or upward based upon the Fund's performance relative to the Russell 1000(R) Index (the "Current Index"). Under the proposal, the fee would instead be adjusted based upon the Fund's performance relative to the MSCI World Growth Index (the "Proposed Index"). This means that if the Proposal is approved, the Fund's benchmark index will change from an index designed as a measure of performance of U.S. companies to an index designed to be a measure of growth stocks of companies located throughout the world.


     The Proposal is a result of how the Fund has evolved since its inception in February 2005. Janus Capital's equity research analysts select investments for the Fund, which represent their high conviction investment ideas in all market capitalizations, styles, and geographies. The Fund permits broad flexibility for the research team to invest in companies of any size, and which may be located anywhere in the world. While the Fund was initially expected to have some foreign exposure as permitted under its investment strategies, the "best ideas" strategies of the Fund, combined with the global nature of Janus Capital's research, have resulted in a higher emphasis on foreign stocks and a global strategy. Using the Fund's current investment objective and strategies, the research team has found, and continues to find compelling investment opportunities outside of the United States.


     In recognition of the increasingly global character of the Fund's portfolio, the Fund's Board of Trustees has approved the following, which are not subject to shareholder approval and will become effective on or about December 31, 2006: (1) changing the name of the Fund to "Janus Global Research Fund;" (2) adopting an additional investment strategy so that the Fund will normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States; and (3) a 2.00% redemption fee to be assessed on sales (including exchange sales) of Fund shares held for three months or less. Accordingly, Janus Capital believes the proposed change of the benchmark index to the MSCI World Growth Index, which measures the performance of growth stocks of developed countries around the world, is a more appropriate benchmark index to evaluate the

Fund's performance and better reflects the research team's long-term expectations of locating investment opportunities throughout the world.


     The Fund's investment objective to seek long-term growth of capital remains the same. The strategy to invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies remains. The risks of investment in foreign securities, including those in emerging markets, are described in the Fund's prospectus.


     If approved, the Proposed Advisory Agreement will take effect on January 1, 2007 or as soon as practicable after shareholder approval is obtained. The Proposed Advisory Agreement will remain in effect through January 1, 2008, and thereafter, only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the Fund. If the Proposed Advisory Agreement is not approved, the Current Investment Advisory Agreement will continue in effect through January 1, 2007, and thereafter only as long as its continuance is approved at least annually as described above.


     Except for changes to reflect the name change to "Janus Global Research Fund," which will become effective on or about December 31, 2006, and the proposed change to the performance benchmark index, including the calculation of the blended index over certain time periods, the Proposed Advisory Agreement is substantially similar to the Current Investment Advisory Agreement. A copy of the Proposed Advisory Agreement is included as Exhibit A.


JANUS CAPITAL AS INVESTMENT ADVISER


     Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the Fund's investment adviser pursuant to the Current Investment Advisory Agreement. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly-traded company with principal operations in financial asset management businesses and which had $153.4 billion in assets under management as of June 30, 2006. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. The principal executive officers and directors of Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, and their principal occupations are included in Exhibit B to this Proxy Statement. Certain employees of Janus Capital and/or its affiliates serve as officers of the Trust. Certain officers and interested Trustees of the Trust are shareholders of JCGI.



     Janus Capital (together with its predecessors) has served as an investment adviser since 1970. As of June 30, 2006, the Janus funds that Janus Capital advises consisted of 69 portfolios offering a broad range of investment objectives. Janus Capital also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital currently serves as an investment adviser to other funds that have similar investment objectives as the Fund, as described in detail in Exhibit C to this Proxy Statement.



FUND TRUSTEES AND OFFICERS



     The Trustees and officers of the Fund and their principal occupations are set forth in Exhibit D to this Proxy Statement.


DESCRIPTION OF THE CURRENT INVESTMENT ADVISORY AGREEMENT

     Under the Current Investment Advisory Agreement, Janus Capital provides the Fund with continuing investment management services. Janus Capital is responsible for the day-to-day management of the Fund and provides continuous investment advice regarding the purchase and sale of securities held by the Fund, subject to the Trust's Amended and Restated Agreement and Declaration of Trust, its Amended and Restated Bylaws, the investment objective, the policies and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such other policies and instructions as the Trustees may determine from time to time.

     Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers (splitting a portion of compensation and expenses of the Fund's Chief Compliance Officer with the Fund) and any Trustee who is considered an interested person of Janus Capital. Janus Capital provides certain administrative, compliance, accounting, and other services and is responsible for the other business affairs of the Fund.


     The Fund pays all expenses incident to its organization, operations, and business not specifically assumed by Janus Capital, including custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sale of Fund shares. Information concerning services provided by Janus Distributors LLC ("Janus Distributors"), the Fund's distributor, and Janus Services LLC ("Janus Services"), the Fund's transfer agent, each a wholly-owned subsidiary of Janus Capital, and a description of any fees paid by the Fund to Janus Distributors and Janus Services, is provided on pages 18 and 19 of this Proxy Statement.


     The Current Investment Advisory Agreement for Janus Research Fund was initially approved by the Trustees, including all of the Independent Trustees, on December 2, 2004 and subsequently amended on January 1, 2006 and June 14, 2006. The Fund's Current Investment Advisory Agreement continues in effect until January 1, 2007 and thereafter from year to year as long as such continuance is approved at least annually by a majority of the Independent Trustees, and by either a majority of the outstanding voting securities of the Fund or the Trustees of the Fund.

     The Current Investment Advisory Agreement: (i) may be terminated, without the payment of any penalty, by Janus Capital, the Trustees of the Trust, or the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund. The Current Investment Advisory Agreement was last submitted to a vote of shareholders on December 29, 2005 for purposes of approving a performance-based investment advisory fee structure and to make certain conforming changes to clarify Janus Capital's investment discretion in managing the Fund.

WHAT IS THE SAME BETWEEN THE CURRENT INVESTMENT ADVISORY AGREEMENT AND THE PROPOSED ADVISORY AGREEMENT?

     The Current Investment Advisory Agreement and Proposed Advisory Agreement are substantially similar. Under both the Current Investment Advisory Agreement and the Proposed Advisory Agreement, the Fund pays Janus Capital an investment advisory fee that consists of two components: (i) a base management fee at the annual rate of 0.64% of the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment is made until the Current Investment Advisory Agreement has been in effect for at least 12 months. The Current Investment Advisory Agreement became effective on January 1, 2006. The first calculation of a Performance Adjustment will occur in January 2007 for the prior 12-month performance measurement period. After January 2007 and until month 36 (or January 2009) that the Current Investment Advisory Agreement has been in effect, the performance measurement period will be equal to the time that has elapsed since the Current Investment Advisory Agreement took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

     Under both the Current Investment Advisory Agreement and the Proposed Advisory Agreement, the Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by the Fund, depending upon the total return performance of the Fund after expenses relative to the performance of its benchmark index over the performance measurement period. No Performance Adjustment will be applied unless the difference between the Fund's total return performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's total return has been negative during the performance measurement period and could decrease Janus Capital's fee even if the Fund's total return has been positive during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the Fund and the Fund's benchmark index.


     Should the Trustees subsequently decide to divide shares of the Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. Should it be determined that another class of shares is more appropriate for determining the Performance Adjustment, such other class may be used subject to shareholder approval, in accordance with applicable law. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's oldest share class (or other class deemed appropriate) against the investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.


WHAT ARE THE SIGNIFICANT DIFFERENCES BETWEEN THE CURRENT INVESTMENT ADVISORY AGREEMENT AND THE PROPOSED ADVISORY AGREEMENT?

     Other than the change to reflect the name change to "Janus Global Research Fund," which automatically becomes effective on or about December 31, 2006, and the date of effectiveness, the primary difference between the Current Investment Advisory Agreement and the Proposed Advisory Agreement is the benchmark index used for purposes of measuring the Fund's performance and calculating the Performance Adjustment to the investment advisory fee the Fund pays to Janus Capital. Pursuant to the Current Investment Advisory Agreement, the investment advisory fee is linked to the Fund's performance relative to the Russell 1000(R) Index. Under the Proposed Advisory Agreement, the investment advisory fee is linked to the Fund's performance relative to the MSCI World Growth Index. The Russell 1000(R) Index is a U.S. equity index that measures the performance of the largest 1,000 companies in the Russell 3000(R) Index. The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world.


     The Trustees and shareholders of the Fund previously approved the Current Index as the Fund's benchmark index for purposes of evaluating the Fund's performance and calculating the Performance Adjustment. Shareholders are now being asked to approve a change in the benchmark index to the Proposed Index. If approved, the Proposed

Advisory Agreement will become effective on January 1, 2007 or as soon as practicable after shareholder approval is obtained. For performance measurement periods prior to the effective date of the Proposed Advisory Agreement, the Current Index will be used for purposes of evaluating the Fund's performance and calculating the investment advisory fee. For performance measurement periods after that date, the Proposed Index will be used for that purpose, and will be implemented on a transitional basis described under "Implementation of the Change in the Benchmark Index" on page 13. If shareholders do not approve the Proposed Advisory Agreement, the Performance Adjustment will be implemented in January 2007 by measuring the Fund's performance relative to the Current Index in accordance with the terms of the Current Investment Advisory Agreement.


     The Trustees may from time to time determine that another securities index is a more appropriate benchmark index for purposes of evaluating the Fund's performance. In that event, the Trustees will approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to the Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the staff ("Staff") of the Securities and Exchange Commission ("SEC") that any changes to the Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees will notify the shareholders of such change in position at such time as the Trustees may determine that a change in the Fund's benchmark index is appropriate.

INVESTMENT ADVISORY FEE PAID BY THE FUND TO JANUS CAPITAL

     As described above, the Performance Adjustment to the investment advisory fee will be implemented in January 2007. From the date of commencement of operations of the Fund (February 25, 2005) and until January 2007, the Fund pays Janus Capital a fee calculated at the annual rate of 0.64% of average daily net assets. Through March 1, 2007, Janus Capital has agreed by contract to waive its advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year (including the investment advisory fee, but excluding any brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.25% of the Fund's average daily net asset value.


     The following table shows the advisory fee paid by the Fund to Janus Capital before any waiver and the amount waived, for the period February 25, 2005 (commencement of operations) to April 30, 2006.


                            ADVISORY FEE   WAIVERS
                            ------------   -------
                              $349,639     $70,326

IMPACT OF PROPOSED CHANGE TO THE BENCHMARK INDEX ON THE INVESTMENT ADVISORY FEE RATE


     Because the change in the Fund's benchmark index will be implemented prospectively, the future impact on the investment advisory fee rate paid by the Fund to Janus Capital will depend upon the Fund's future performance relative to the Proposed Index. In addition, the Fund has not completed a 12-month performance measurement period. However, the past performance of the Current Index, the Proposed Index, and the Fund can be used to show what the impact would have been on the investment advisory fee rate for the period from March 1, 2005 through August 31, 2006 if the advisory fee had been adjusted based upon the Fund's performance relative to the performance of either the Current Index or the Proposed Index during that period. This hypothetical example assumes that each index was in place during the entire period and is based upon a performance measurement period beginning on March 1, 2005 (such that the first Performance Adjustment is based upon an initial 12-month performance measurement period).



     The following table shows: (i) the dollar amount of the pro forma advisory fee that would have been paid by the Fund, before and after all applicable waivers, for the period from March 1, 2005 through August 31, 2006 using the Current Index as the benchmark index; (ii) the dollar amount of the pro forma advisory fee that would have been paid by the Fund, before and after all applicable waivers, using the Proposed Index as the benchmark index; and (iii) the difference between the pro forma fees of each index, net of any waivers. Such difference is positive when the amount of the pro forma Proposed Index advisory fees would have been larger than the amount of the pro forma Current Index advisory fees and negative when the amount of the pro forma Proposed Index advisory fees would have been smaller than the amount of the pro forma Current Index advisory fees.



                                                                                           DIFFERENCE        DIFFERENCE
         PRO FORMA ADVISORY FEE                      PRO FORMA ADVISORY FEE                  BETWEEN           BETWEEN
        BASED UPON CURRENT INDEX                    BASED UPON PROPOSED INDEX               PRO FORMA         PRO FORMA
-----------------------------------------   -----------------------------------------      CURRENT AND       CURRENT AND
ADVISORY FEE                 ADVISORY FEE   ADVISORY FEE                 ADVISORY FEE       PROPOSED          PROPOSED
   BEFORE                       AFTER          BEFORE                       AFTER             INDEX             INDEX
WAIVERS ($)    WAIVERS ($)   WAIVERS ($)    WAIVERS ($)    WAIVERS ($)   WAIVERS ($)    ADVISORY FEES ($)   ADVISORY FEES
------------   -----------   ------------   ------------   -----------   ------------   -----------------   -------------
  567,796        70,326        497,470        567,796        70,326        497,470              0                  0%



     As reflected above in the table, the Fund would have paid the same amount to Janus Capital had the Proposed Index been in place during this hypothetical period, as compared to the Current Index during the same hypothetical period.



     Please keep in mind that under the terms of the Proposed Advisory Agreement, the change in the Fund's benchmark index will actually occur on a gradual basis over the 36-month period following shareholder approval of the Proposed Advisory Agreement. See "Implementation of the Change in the Benchmark Index" on page 13.

COMPARISON OF PROPOSED AND CURRENT BENCHMARK INDICES


     If the proposal is approved by shareholders, the Fund will change its benchmark index from the Current Index, the Russell 1000(R) Index to the Proposed Index, the MSCI World Growth Index. The MSCI World Growth Index is a market capitalization weighted index composed of companies which exhibit growth attributes that are representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. MSCI World Growth Index securities are classified as "growth" securities because of the high price to book valuation, relative to each MSCI country index. As of August 31, 2006, U.S. companies constituted 48.4% of the MSCI World Growth Index.


     The Current Index, the Russell 1000(R) Index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and is made up entirely of U.S. companies. Janus Capital's research is global in nature and Janus Capital has continued to find compelling investment opportunities for the Fund outside the United States. Janus Capital believes the Proposed Index better reflects the investment universe of the Fund, as the Proposed Index measures the performance of global growth stocks and is therefore believed to be more appropriate for evaluating the Fund's performance.


     The following chart shows how the monthly returns of the Fund, the Current Index, and the Proposed Index have performed for the period of March 1, 2005 through August 31, 2006.

(CHART)

                                                  PROPOSED INDEX- MSCI                                   CURRENT INDEX - RUSSELL
                                                 WORLD GROWTH INDEX (%)      JANUS RESEARCH FUND (%)        1000(R) INDEX (%)
                                                 ----------------------      -----------------------     -----------------------
03/05                                                     -1.91                       -1.80                       -1.82
04/05                                                     -2.20                       -2.44                       -1.90
05/05                                                      2.60                        4.49                        4.84
06/05                                                      0.47                        2.70                       -0.37
07/05                                                      4.14                        5.35                        4.89
08/05                                                      0.89                        1.75                       -1.29
09/05                                                      2.21                        2.81                        0.46
10/05                                                     -2.13                       -1.94                       -0.97
11/05                                                      3.24                        4.14                        4.31
12/05                                                      2.18                        2.50                       -0.31
01/06                                                      4.61                        6.99                        1.76
02/06                                                     -1.02                       -0.97                       -0.16
03/06                                                      2.49                        2.93                        1.48
04/06                                                      2.31                        1.50                       -0.14
05/06                                                     -3.85                       -4.91                       -3.39
06/06                                                     -0.16                        0.16                       -0.39
07/06                                                     -0.81                       -1.15                       -1.90
08/06                                                      2.65                        3.89                        3.12


     Fund returns presented above include reinvestment of dividends, distributions, and capital gains, and are net of Fund expenses. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment, therefore their performance does not reflect the expenses associated with the management of an actual portfolio. The Fund's past performance does not necessarily indicate how it will perform in the future.



     The following chart compares the calendar year performance of both the Current Index and the Proposed Index for the past five years. The chart shows how the two benchmarks have performed differently at times over this period.

(CHART)

                                                                 RUSSELL 1000(R) INDEX (%)         MSCI WORLD GROWTH INDEX (%)
                                                                 -------------------------         ---------------------------
2001                                                                       -12.45                             -19.38
2002                                                                       -21.65                             -19.90
2003                                                                        29.89                              28.08
2004                                                                        11.40                              10.90
2005                                                                         6.27                               9.41

IMPLEMENTATION OF THE CHANGE IN THE BENCHMARK INDEX


     If the proposal is approved, the change in the Fund's benchmark index will be implemented on a prospective basis beginning January 1, 2007 or as soon as practicable following the date of shareholder approval. However, because the Performance Adjustment is based upon a rolling 36-month performance measurement period, comparisons to the Proposed Index will not be fully implemented for 36 months after the effective date of the Proposed Advisory Agreement. During this transition period, the Fund's returns will be compared to a blended index return that reflects the performance of the Current Index for the portion of the performance measurement period prior to adoption of the Proposed Index, and the performance of the Proposed Index for the remainder of the period. For periods following the first full 36-month performance measuring period, the performance measurement period would reflect one less month of the Current Index's performance. At the conclusion of the transition period, the performance of the Current Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Proposed Index.


HOW THE PERFORMANCE ADJUSTMENT WORKS


     If the average daily net assets of the Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to an annual rate of 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for the Fund were increasing during the performance measurement period, the total positive or negative Performance Adjustment, measured in dollars, would be greater than if the net assets of the Fund had not increased during the performance measurement period.


     The Fund is a newer fund that commenced operations on February 25, 2005 and, accordingly, the net assets of the Fund are expected to be increasing during the initial performance measurement periods, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period. The net assets of the Fund as of August 31, 2006 were $91.3 million.


     The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% or more over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the total return performance of the Fund compared to the investment record of its benchmark index (applying either the Current Index or Proposed Index).

EXAMPLE 1: FUND OUTPERFORMS ITS BENCHMARK BY 6%

     If the Fund has outperformed its benchmark index by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

    MONTHLY       MONTHLY PERFORMANCE   TOTAL ADVISORY FEE RATE
 BASE FEE RATE      ADJUSTMENT RATE         FOR THAT MONTH
---------------   -------------------   -----------------------
1/12th of 0.64%     1/12th of 0.15%         1/12th of 0.79%

EXAMPLE 2: FUND PERFORMANCE TRACKS ITS BENCHMARK

     If the Fund has tracked the performance of its benchmark index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

    MONTHLY       MONTHLY PERFORMANCE   TOTAL ADVISORY FEE RATE
 BASE FEE RATE      ADJUSTMENT RATE         FOR THAT MONTH
---------------   -------------------   -----------------------
1/12th of 0.64%          0.00               1/12th of 0.64%

EXAMPLE 3: FUND UNDERPERFORMS ITS BENCHMARK BY 6%

     If the Fund has underperformed its benchmark index by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

    MONTHLY       MONTHLY PERFORMANCE   TOTAL ADVISORY FEE RATE
 BASE FEE RATE      ADJUSTMENT RATE         FOR THAT MONTH
---------------   -------------------   -----------------------
1/12th of 0.64%    1/12th of -0.15%         1/12th of 0.49%

     Under extreme circumstances, involving underperformance and a rapidly shrinking asset base, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the Fund.

COMPARISON OF CURRENT AND PRO FORMA EXPENSES


     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and the pro forma fee structure applying both the Current Index and Proposed Index, without giving effect to any fee waivers. For purposes of pro forma calculations, it is assumed that each index was in place during the entire period from March 1, 2005 to April 30, 2006 (most recent semiannual period) and is based upon an initial 12-month performance measurement period. The fees and expenses shown were determined based upon net assets as of April 30, 2006. For the March 1, 2005 to April 30, 2006 period, the Fund outperformed the Current Index and the April 30, 2006 daily net assets were higher than the trailing 14-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below for the Fund. For the March 1, 2005 to April 30, 2006 period, the Fund outperformed the Proposed Index and the fiscal year end average daily net assets were higher than the trailing 14-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below for the Fund.


     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any fees when you buy or sell shares of the Fund.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servic-ing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The Trust, on behalf of the Fund, has entered into an expense waiver agreement with Janus Capital. In the expense waiver agreement, Janus Capital has agreed to reduce certain annual fund operating expenses to the extent that total operating expenses exceed a specific percentage of average daily net assets, subject to certain limitations described in the expense waiver agreement. Additional details with respect to the expense waiver agreement are described in the footnotes to the Annual Fund Operating Expenses table listed below. As a result of the expense waiver agreement, the actual Total Annual Operating Expenses may be less than the amount listed in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM INVESTMENT)(1)

                       (CURRENT AND PRO FORMA STRUCTURE)

Maximum Sales Charge (Load) Imposed on Purchases........  None
Redemption Fee (as a % of amount redeemed)..............  None(2)

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                        TOTAL ANNUAL
                              MANAGEMENT     OTHER       OPERATING
                                 FEE        EXPENSES    EXPENSES(3)
                              ----------    --------    ------------
Current as of 4/30/06
  (unaudited)...............     0.64%        0.50%         1.14%
Pro Forma based upon Current
  Index.....................     0.66%(4)     0.50%         1.16%
Pro Forma based upon
  Proposed Index............     0.66%(4)     0.50%         1.16%


EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED UPON EXPENSES WITHOUT WAIVERS AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund under both the current fee structure and the pro forma fee structure applying both the Current Index and the Proposed Index with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. Since no sales load applies, the results apply whether or not you redeem your shares at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based upon these assumptions, your costs would be:


                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------   -------   -------   --------
Current.......................   $116     $362      $628      $1,386
Pro Forma based upon Current
  Index.......................   $118     $368      $638      $1,409
Pro Forma based upon Proposed
  Index.......................   $118     $368      $638      $1,409


---------------

(1) For shares purchased through an intermediary, your financial intermediary may charge a separate fee for purchases and sales of shares.

(2) The Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire.


(3) Total Annual Operating Expenses do not reflect the application of a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding items not normally considered operating expenses such as brokerage commissions, interest, taxes, and extraordinary expenses) to the extent such operating expenses exceed 1.25% of average daily net assets on the fiscal year ending date in which the agreement is in effect. Because a fee waiver will have a positive effect on a Fund's performance, a fee waiver that is in place during a given performance measurement period when the Performance Adjustment applies may affect the Performance Adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital for that period will, under some circumstances, exceed the cumulative dollar amount of fees waived by Janus Capital for that period. The current waiver agreement will be in effect until March 1, 2007, unless terminated, revised, or extended. Additionally, the current waiver agreement does not contain any provisions allowing for the recoupment of any fees waived. Currently, the Fund is not operating above the 1.25% expense limit.



(4) Reflects the base fee and Performance Adjustment.


BOARD APPROVAL AND RECOMMENDATION


     On September 6, 2006, the Board of Trustees, including all of the Independent Trustees, upon the recommendation of Janus Capital, voted unanimously to approve: (1) changing the name of the Fund to "Janus Global Research Fund," effective on or about December 31, 2006; (2) including as the Fund's investment policies that the Fund will normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States, effective on or about December 31, 2006; and (3) an amendment to the investment advisory agreement for the Fund to change the Benchmark Index from the Russell 1000(R) Index (the "Current Index") to the MSCI World Growth Index (the "Proposed Index"). The Board recommended that the shareholders of the Fund approve that amendment at a meeting of shareholders to be held on December 14, 2006.



     If the proposed amendment to the investment advisory agreement is approved by Fund shareholders, the Current Index would continue to be used to measure Benchmark Index performance for any portion of a Performance Period through the end of the calendar month in which shareholder approval is obtained, and the Proposed Index would be used for any portion of a Performance Period commencing after that month.

     In approving the change in the Benchmark Index for the Fund, the Trustees considered various information provided by Janus Capital, including, among other information: (1) comparative data showing the dollar amount of the pro forma advisory fee that would have been paid by the Fund, before and after all applicable waivers, for the period from March 1, 2006 through July 31, 2006 using either the Current Index or the Proposed Index as the Benchmark Index and based upon a Performance Period beginning on March 1, 2005; (2) this comparative pro forma advisory fee data shown net of any applicable fee waivers; (3) a chart that compared the returns of the Current and Proposed Indexes from the Fund's inception through July 31, 2006, which showed that the returns of the Fund have corresponded more closely to those of the Proposed Index over the period; (4) a chart that compared the calendar year performance of both the Current Index and the Proposed Index for the past five years, which showed that the two benchmarks have performed differently at times over that period; and (5) the Fund's past and expected investment in foreign securities, the change of the Fund's name, and the revisions to the Fund's investment policies.



     The Trustees also met in executive session with their independent legal counsel to review and discuss the proposed change in the Benchmark Index, and considered information and analysis provided by the Trustees' independent fee consultant. Based on its consideration of all information it deemed relevant, the Board of Trustees concluded that the Proposed Index, which measures the performance of growth stocks of developed countries around the world, is a more appropriate Benchmark Index for evaluating the Fund's performance.


SHAREHOLDER COMMUNICATIONS

     The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

                             FUND SERVICE PROVIDERS

WHO SERVES AS MY FUND'S TRANSFER AGENT?

     Janus Services, P.O. Box 173375, Denver, Colorado 80217, a wholly-owned subsidiary of Janus Capital, serves as the Fund's transfer agent pursuant to an Amended and Restated Transfer Agency Agreement ("Transfer Agency Agreement") between Janus Services and the Trust. Pursuant to the Transfer Agency Agreement, the

Fund reimburses Janus Services for out-of-pocket expenses incurred by Janus Services in connection with services rendered. In addition, for services provided, including, but not limited to, establishing and maintaining shareholder accounts, recording ownership of shares on the Trust's books, mailing shareholder reports, recording reinvestments of dividends and distributions, and coordinating with banks, broker-dealers and other financial intermediaries who represent Fund shareholders, Janus Services receives from the Fund an asset-weighted average annual fee based upon the proportion of the Fund's net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable annual fee rates are 0.16% of the daily closing net asset value of Fund shares sold directly to shareholders and 0.21% of the daily closing net asset value of Fund shares sold through financial intermediaries. In addition, the Fund pays Janus Services a monthly fee calculated at an annual rate of $4.00 per open shareholder account. Janus Services intends to continue to provide the same services after implementation of the Proposed Advisory Agreement. The Fund paid $89,076 to Janus Services for the 12-month period ended April 30, 2006.

WHO SERVES AS MY FUND'S DISTRIBUTOR?

     Janus Distributors, a wholly-owned subsidiary of Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, serves as distributor of the Trust pursuant to an Amended and Restated Distribution Agreement between the Trust and Janus Distributors. Janus Distributors does not receive compensation from the Trust for services rendered. Janus Distributors intends to continue to provide the same services after implementation of the Proposed Advisory Agreement.

WHO SERVES AS MY FUND'S ADMINISTRATOR?

     Janus Capital serves as administrator to the Trust, performing internal accounting, recordkeeping, blue sky monitoring and registration functions of the Trust. Janus Capital may be reimbursed by the Trust for certain administrative and clerical functions it provides to the Fund as well as for reasonable costs it incurs in performing certain functions. Janus Capital intends to continue to provide the same administrative services after implementation of the Proposed Advisory Agreement.

                             ADDITIONAL INFORMATION

QUORUM AND VOTING

     Shareholders of the Fund will vote together at the Meeting. Each holder of a whole or fractional share shall be entitled to one vote for each whole or fractional dollar value of net asset value held in such shareholder's name. If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you provide instruction on how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

     Thirty percent of the outstanding shares entitled to vote at the Meeting shall be a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for adjournments. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interests of the Fund's shareholders.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Abstentions and "broker non-votes" are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to adjournment or the proposal. Accordingly, assuming the presence of a quorum, abstentions and "broker non-votes" will have the effect of a vote against the proposal.

     Approval of the proposal will require the affirmative vote of a 1940 Act Majority of the Fund's shareholders eligible to vote at the Meeting.

SHARE OWNERSHIP


     As of the close of business on the Record Date, there were 7,314,705 outstanding shares of the Fund with a per share net asset value of $12.61.



     Beneficial owners of 5% or more of the outstanding shares of the Fund as of the Record Date are shown below. To the best knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of the Fund except as shown below. To the best knowledge of the Trust, entities shown below, unless otherwise indicated, are not the beneficial owners of such shares.



NAME AND ADDRESS OF BENEFICIAL OWNER  NUMBER OF SHARES   PERCENTAGE OF FUND
------------------------------------  ----------------   ------------------
Charles Schwab & Co., Inc.               1,313,849               18.0%
For the exclusive Benefit of
Customers
101 Montgomery Street
San Francisco, CA 94104-4151
National Financial Services Co.            474,412                6.5%
For the exclusive Benefit of
Customers
P.O. Box 3908
Church Street Station
New York, NY 10007

SOLICITATION OF PROXIES

     The cost of preparing, printing and mailing the proxy card(s) and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise will be paid by Janus Capital. In addition to solicitation by mail, officers and representatives of the Trust, officers and employees of Janus Capital or its affiliates, and certain financial services firms and their representatives, without extra compensation, may conduct additional solicitations personally, by telephone, or by any other means available.


     Janus Capital has engaged D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $80,000, plus expenses. Such expenses will be paid by Janus Capital. Among other things, D.F. King will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.


     Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by Janus Capital for their expenses to the extent Janus Capital or the Fund would have directly borne those expenses.

     As the Meeting date approaches, certain shareholders whose votes have not been received, may receive telephone calls from a representative of D.F. King. Authorization to permit D.F. King to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. If the information solicited agrees with the information provided to D.F. King, then the D.F. King representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on the proposal. Although the D.F. King representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The D.F. King representative may read any recommendation set forth in this Proxy Statement. The D.F. King representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call D.F. King immediately if his or her instructions are not accurately reflected in the confirmation.

     Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.


     Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions. If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s), may contact D.F. King at 1-800-628-8528. Any proxy given by a shareholder is revocable until voted at the Meeting.


     Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, will be voted FOR the proposal described in this Proxy Statement.

     Shares Held by Accounts of Insurance Companies. Shares of the Fund may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from other variable contract holders for that separate account.

PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of a Fund's portfolio securities are placed on behalf of the Fund by Janus Capital, or its agent. The Fund does not allocate portfolio transactions on the basis of the sale of Fund shares, although brokerage firms whose customers purchase shares of the Fund may execute transactions for the Fund and receive brokerage commissions.

LEGAL MATTERS


     Information regarding material pending legal proceedings involving Janus Capital or the Fund is attached as Exhibit E to this Proxy Statement.

SHAREHOLDER PROPOSAL FOR SUBSEQUENT MEETINGS

     The Fund is not required, and does not intend, to hold annual shareholder meetings. Under the terms of a settlement reached between Janus Capital and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust will hold a meeting of shareholders to elect Trustees. Shareholder meetings may be called from time to time as described in the Amended and Restated Agreement and Declaration of Trust and the Trust's Amended and Restated Bylaws. Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in the Fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of the Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

     Shareholders wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send their written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206 within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The Annual Report to shareholders of the Fund, including financial statements of the Fund, has previously been sent to shareholders. THE FUND PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT 1-800-525-3713, VIA THE INTERNET AT WWW.JANUS.COM, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.

     To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings benefits the Fund through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Fund's transfer agent, Janus Services, at 1-800-525-3713 or notify the Fund's transfer agent in writing at P.O. Box 173375, Denver, CO, 80217-3375.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

     PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTE BY INTERNET OR TELEPHONE PROMPTLY. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR PROXY CARD(S) IN THE UNITED STATES.

                                          By Order of the Board of Trustees,

                                          /s/ Kelley Abbott Howes
                                          Kelley Abbott Howes
                                          President and Chief Executive Officer
                                          of Janus Investment Fund

                               INDEX OF EXHIBITS


EXHIBIT A:    Proposed Advisory Agreement
EXHIBIT B:    Principal Executive Officers of Janus Capital and Their
              Principal Occupations
EXHIBIT C:    Other Funds Managed by Janus Capital with Similar Investment
              Objectives
EXHIBIT D:    Fund Trustees and Officers and Their Principal Occupations
EXHIBIT E:    Legal Matters

                                                                       EXHIBIT A

                             JANUS INVESTMENT FUND
                         INVESTMENT ADVISORY AGREEMENT
                              JANUS RESEARCH FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 2nd day of December, 2004, as amended this 1st day of January, 2006, [and this] 14th day
of June, [2006,][2006 and this   day of           , 200  ,] between JANUS
INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Janus Research Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

          1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund.

          3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to the Fund's officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

          4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

             (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

             (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

             (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

             (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

          [5.] [5.] Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.64% of the average daily closing net asset value of the Fund [for any calendar month (the "Base Fee"),] adjusted by a performance fee as set forth in Schedule
     A. For any period less than a month during which this Agreement is in effect, the [base fee][Base Fee] shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

          6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

             (a) Reasonable compensation, fees and related expenses of the
                 Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; and
             (b) Rental of offices of the Trust.

          7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

          8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

          9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

          10. Term. This Agreement shall continue in effect until January 1, 2007, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and
     (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to January 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

          11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

          12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

          13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

          14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

          15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

          16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

          17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of January 1, 2006.

                                          JANUS CAPITAL MANAGEMENT LLC


                                          By:

                                              ----------------------------------

                                          JANUS INVESTMENT FUND


                                          By:

                                              ----------------------------------

                                   SCHEDULE A
                             PERFORMANCE ADJUSTMENT


     [BEGINNING][(COMMENCING] WITH THE [BASE FEE][MONTHLY FEE] PAYABLE FOR JANUARY [2006 AND IN MONTH 13 FROM THE AMENDED DATE OF THIS AGREEMENT, THE BASE FEE SHALL BE][2007)]


     [The monthly fee shall consist of the Base Fee, as] adjusted[ monthly] based upon the investment performance of the Fund in relation to the cumulative investment record of [the Fund's][one or more] benchmark[, the Russell 1000 Index (the "Index"),] [indexes] over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment")[ as described below.] The "Performance Period" is defined as the shorter of: (a) the period from [the date of this Agreement][January 1, 2006] through the end of the month [preceding the month] for which the fee is being calculated[, and]; [or] (b) the 36 month period preceding[ the end of] the month for which the fee is being calculated.

     [The Russell 1000 Index (the "Prior Index") is the benchmark through [December 31, 2006]; and the Morgan Stanley Capital International World Growth Index (the "Successor Index") is the benchmark commencing [January 1, 2007]. Therefore, in calculating the Performance Adjustment for any Performance Period that commences prior to January 1, 2007, the Prior Index shall be used for that portion of the period preceding that date, and, for any Performance Period that ends after [December 31, 2006], the Successor Index shall be used for that portion of the period subsequent to that date.]

     [The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Fund. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Fund and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Fund and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.0125% for every full 0.50% increment by which the Fund outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.]

     [The Performance Adjustment for any month commencing in January 2007 shall be derived from the difference between: (1) the positive or negative Total Return of the Measuring Class of shares of the Fund over the Performance Period ending at the end of the next preceding month, less (2) the positive or negative percentage change in the benchmark index over that period (or sum of the percentage changes in the benchmark indexes if two benchmarks are used during that period). If the difference is less than a positive or negative 0.50%, the Fund shall pay the Base Fee for that month, without a Performance Adjustment. If the difference is 0.50% or more, the Fund shall pay the

Base Fee plus or minus a Performance Adjustment of 1/12 of 0.0125% (or approximately 0.00104%) for each full positive or negative 0.50% of the Performance Adjustment multiplied by the average daily net assets of the Fund during the Performance Period, provided, however, that a Performance Adjustment for any month shall not exceed 1/12 of .15% (or 0.0125%) of the average net assets during the Performance Period.]

     For purposes of computing the Base Fee and [the Performance Adjustment][any adjustment], net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the [Performance Adjustment][adjustment]). The Base Fee is calculated and accrued daily. The [Performance Adjustment][adjustment] is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

     The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and registration statement, each as may be amended from time to time.

     The [investment performance][Total Return of the Measuring Class of shares] of the Fund will be the sum of:

          (1) the change in the [Fund's ]net asset value [("NAV") ]per share [of the Measuring Class ("NAV")] during the Performance Period; plus

          (2) the value of the [Fund's cash][per share] distributions [per share ]accumulated [to][on] the [end of][Measuring Class during] the Performance Period; plus

          (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period;

expressed as a percentage of the Fund's NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The [investment record of the Index][change in the benchmark index or indexes] will be the sum of:

          (1) the change in the level of the [Index][index (or the blended change in the level of the indexes, as applicable)] during the Performance Period; plus

          (2) the value, computed consistently with the [Index][index], of cash distributions made by companies whose securities comprise the [Index][index] accumulated to the end of the Performance Period[;] [(or, as applicable, the value of cash distributions made by companies whose securities comprise the Prior Index, accumulated through December 31, 2006, plus the value of cash distributions made by companies whose securities comprise the Successor Index, accumulated on and after January 1, 2007 to the end of the Performance Period, in each computed consistently with the respective index)], expressed as a percentage of the [Index][index] level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the [Index][index] shall be treated as reinvested in the [Index][index] at least as frequently as the end of each calendar quarter following the payment of the dividend.

     [If, consistent with the Trust's Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, each as may be further amended, the Trustees should subsequently decide to divide][The "Measuring Class" of] shares of the Fund [into two or more separate classes,][shall initially be] the oldest class of shares[ will be used for purposes of determining the Performance Adjustment][.] From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.

                                                                       EXHIBIT B



               PRINCIPAL EXECUTIVE OFFICERS OF JANUS CAPITAL AND


                          THEIR PRINCIPAL OCCUPATIONS



                                                                   POSITION(S) WITH JANUS CAPITAL
NAME                        JANUS CAPITAL/AFFILIATED ENTITY NAME        OR AFFILIATED ENTITY
----                        ------------------------------------   ------------------------------
Robin C. Beery............  Janus Capital Group Inc.               Chief Marketing Officer and
                                                                   Executive Vice President

                            Janus Capital Management LLC           Chief Marketing Officer and
                                                                   Executive Vice President

                            The Janus Foundation                   President and Director

                            Janus Services LLC                     Executive Vice President

Gary D. Black.............  Janus Capital Group Inc.               Chief Executive Officer Chief
                                                                   Investment Officer and
                                                                   Director

                            Janus Capital Management LLC           Chief Executive Officer and
                                                                   Chief Investment Officer

                            Janus Management Holdings Corp.        President and Director

                            Bay Isle Financial LLC                 President

                            Enhanced Investment Technologies,      Working Director
                            LLC

John H. Bluher............  Janus Capital Group Inc.               General Counsel, Chief Public
                                                                   Affairs Officer and Executive
                                                                   Vice President

                            Janus Capital Management LLC           Chief Public Affairs Officer
                                                                   and Executive Vice President

                            Janus Management Holdings Corp.        General Counsel, Chief Public
                                                                   Affairs Officer and Executive
                                                                   Vice President

                            Janus Services LLC                     Executive Vice President

                            Capital Group Partners, Inc.           Director

                            Enhanced Investment Technologies,      Vice President
                            LLC

Dominic Martellaro........  Janus Capital Group Inc.               Executive Vice President

                            Janus Capital Management LLC           Executive Vice President

                            Janus Capital Trust Manager Limited    Director

                            Janus Services LLC                     Executive Vice President

                            Janus Capital Funds Plc.               Director

                                                                   POSITION(S) WITH JANUS CAPITAL
NAME                        JANUS CAPITAL/AFFILIATED ENTITY NAME        OR AFFILIATED ENTITY
----                        ------------------------------------   ------------------------------

David R. Martin...........  Janus Capital Group Inc.               Chief Financial Officer and
                                                                   Executive Vice President

                            Janus Capital Management LLC           Chief Financial Officer and
                                                                   Executive Vice President

                            Janus International Limited            Chief Financial Officer and
                                                                   Executive Vice President

                            Janus Management Holdings Corp.        Chief Financial Officer,
                                                                   Executive Vice President and
                                                                   Director

                            Janus Services LLC                     Chief Financial Officer and
                                                                   Executive Vice President

                            Capital Group Partners, Inc.           Chief Executive Officer and
                                                                   Director

                            Enhanced Investment Technologies,      Working Director
                            LLC

John Zimmerman............  Janus Capital Group Inc.               Executive Vice President

                            Janus Capital Management LLC           Executive Vice President

                            Enhanced Investment Technologies,      Working Director
                            LLC

                                                                       EXHIBIT C



               OTHER FUNDS MANAGED BY JANUS CAPITAL WITH SIMILAR


                             INVESTMENT OBJECTIVES



     The following table provides information regarding other funds managed by Janus Capital having similar investment objectives as the Fund. The table shows such fund's asset size as of June 30, 2006, the rate of compensation paid to Janus Capital by that fund and whether Janus Capital has contractually agreed to waive or reduce compensation it receives from that fund.



                                              ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                        OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                        ---------       ---------------   ------------------------   --------------
JANUS INVESTMENT FUND


Equity Funds

INTECH Risk-Managed
  Stock Fund.........  Seeks long-term            436.9                0.50%                    N/A
                       growth of capital.

Janus Contrarian
  Fund...............  Seeks long-term          3,606.9                0.64%                    N/A
                       growth of capital.

Janus Enterprise
  Fund...............  Seeks long-term          1,735.3                0.64%                    N/A
                       growth of capital.

Janus Fundamental
  Equity Fund........  Seeks long-term            989.0                0.60%                    N/A
                       growth of capital.

Janus Global Life
  Sciences Fund......  Seeks long-term          1,040.5                0.64%                    N/A
                       growth of capital.

Janus Global
  Opportunities
  Fund...............  Seeks long-term            153.2                0.64%                    N/A
                       growth of capital.

Janus Global
  Technology Fund....  Seeks long-term            941.9                0.64%                    N/A
                       growth of capital.

Janus Mercury Fund...  Seeks long-term          3,714.6                0.64%                    N/A
                       growth of capital.

Janus Olympus Fund...  Seeks long-term          2,217.8                0.64%                    N/A
                       growth of capital.

Janus Orion Fund.....  Seeks long-term          1,024.4                0.64%                    N/A
                       growth of capital.

Janus Overseas Fund..  Seeks long-term          4,230.9                0.64%                    N/A
                       growth of capital.

Janus Research Fund..  Seeks long-term             84.0                0.64%               1.25%(1)
                       growth of capital.

Janus Triton Fund....  Seeks long-term            119.4                0.64%               1.25%(1)
                       growth of capital.

Janus Twenty Fund....  Seeks long-term          9,252.8                0.64%                    N/A
                       growth of capital.

                                              ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                        OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                        ---------       ---------------   ------------------------   --------------


JANUS ADVISER
  SERIES(2)


Equity Funds

Janus Adviser
  Contrarian Fund....  Seeks long-term             10.0                0.64%                  0.95%
                       growth of capital.

Janus Adviser Foreign
  Stock Fund.........  Seeks long-term              3.1                0.64%                  1.24%
                       growth of capital.

Janus Adviser Forty
  Fund...............  Seeks long-term          1,782.6                0.64%                  0.67%
                       growth of capital.

Janus Adviser
  Fundamental Equity
  Fund...............  Seeks long-term             67.8                0.60%                  0.70%
                       growth of capital.

Janus Adviser INTECH
  Risk-Managed Core
  Fund...............  Seeks long-term             97.1                0.50%                  0.60%
                       growth of capital.

Janus Adviser INTECH
  Risk-Managed Growth
  Fund...............  Seeks long-term            386.1                0.50%                  0.60%
                       growth of capital.

Janus Adviser
  International
  Growth Fund........  Seeks long-term            613.8                0.64%                  0.73%
                       growth of capital.

Janus Adviser Mid Cap
  Growth Fund........  Seeks long-term            102.7                0.64%                  0.65%
                       growth of capital.

Janus Adviser Orion
  Fund...............  Seeks long-term              1.3                0.64%                  0.95%
                       growth of capital.

Janus Adviser Small-
  Mid Growth Fund....  Seeks long-term              2.6                0.64%                  1.05%
                       growth of capital.


JANUS ASPEN SERIES(3)


Equity Funds

Foreign Stock
  Portfolio..........  Seeks long-term             16.7                0.64%                  1.24%
                       growth of capital.

Forty Portfolio......  Seeks long-term            860.7                0.64%                    N/A
                       growth of capital.
Fundamental Equity
  Portfolio..........  Seeks long-term             15.3                0.60%                  1.20%
                       growth of capital.

                                              ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                        OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                        ---------       ---------------   ------------------------   --------------

Global Life Sciences
  Portfolio..........  Seeks long-term             33.4                0.64%                  1.24%
                       growth of capital.

Global Technology
  Portfolio..........  Seeks long-term            155.3                0.64%                  1.24%
                       growth of capital.

International Growth
  Portfolio..........  Seeks long-term          1,625.6                0.64%                    N/A
                       growth of capital.

Janus Aspen INTECH
  Risk-Managed Core
  Portfolio..........  Seeks long-term             17.5                0.50%                  1.10%
                       growth of capital.

Janus Aspen INTECH
  Risk-Managed Growth
  Portfolio..........  Seeks long-term              9.6                0.50%                  1.10%
                       growth of capital.

Mid Cap Growth
  Portfolio..........  Seeks long-term            761.9                0.64%                    N/A
                       growth of capital.


SUBADVISED ACCOUNTS

AEGON/Janus Growth
  Portfolio..........  Seeks growth of          1,503.7       First $250 Million 0.40%          (4)
                       capital.                               Next $500 Million 0.35%
                                                              Next $750 Million 0.30%
                                                              Next $1.5 Billion 0.25%
                                                               Over $3 Billion 0.225%

AXA Enterprise
  Multimanager Core
  Equity Fund........  Seeks long-term              3.8       First $100 Million 0.55%          N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

AXA Premier VIP Large
  Cap Core Equity
  Portfolio..........  Seeks long-term            196.5       First $100 Million 0.55%          N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

EQ/Janus Large Cap
  Growth Portfolio...  Seeks long-term            337.5       First $100 Million 0.55%          N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

Maxim Janus Large Cap
  Growth Portfolio...  Seeks long-term            328.6       First $250 Million 0.50%          N/A
                       growth of capital.                     Next $500 Million 0.45%
                                                              Next $750 Million 0.40%
                                                              Over $1.5 Billion 0.35%


                                              ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                        OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                        ---------       ---------------   ------------------------   --------------
Met Investors Janus
  Aggressive Growth
  Portfolio..........  Seeks long-term            772.3       First $25 Million 0.50%           N/A
                       growth of capital.                     Next $225 Million 0.40%
                                                              Next $750 Million 0.35%
                                                               Over $1 Billion 0.30%

Met Investors Janus
  Capital
  Appreciation
  Portfolio..........  Seeks growth of            974.3       First $50 Million 0.40%           N/A
                       capital.                               Next $100 Million 0.375%
                                                              Next $600 Million 0.35%
                                                              Over $750 Million 0.325%

Northwestern Mutual
  Janus Capital
  Appreciation
  Portfolio..........  Seeks long-term            133.3       First $100 Million 0.55%          N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

Ohio National
  Aggressive Growth
  Portfolio..........  Seeks long-term             16.3       First $100 Million 0.55%          N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

Pacific Select
  Focused 30
  Portfolio..........  Seeks long-term            205.9       First $25 Million 0.45%           N/A
                       growth of capital.                     Next $125 Million 0.40%
                                                              Next $850 Million 0.35%
                                                               Next $1 Billion 0.30%
                                                               Over $2 Billion 0.25%

PF Janus Growth LT
  Fund...............  Seeks long-term             48.0       First $25 Million 0.45%           N/A
                       growth of capital.                     Next $125 Million 0.40%
                                                              Next $850 Million 0.35%
                                                               Next $1 Billion 0.30%
                                                               Over $2 Billion 0.25%

Seasons Series Trust
  Focus Growth
  Portfolio..........  Seeks long-term             35.4       First $50 Million 0.55%           N/A
                       growth of capital.                     Next $450 Million 0.50%
                                                              Over $500 Million 0.45%

Seasons Series Trust
  Large Cap Growth
  Portfolio..........  Seeks long-term             54.0       First $200 Million 0.60%          N/A
                       growth of capital.                     Over $200 Million 0.55%
Seasons Series Trust
  Multi-Managed
  Growth Portfolio...  Seeks long-term             58.6       First $200 Million 0.60%          N/A
                       growth of capital.                     Over $200 Million 0.55%

                                              ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                        OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                        ---------       ---------------   ------------------------   --------------

Seasons Series Trust
  Multi-Managed
  Moderate Growth
  Portfolio..........  Seeks long-term             78.5       First $200 Million 0.60%          N/A
                       growth of capital.                     Over $200 Million 0.55%

SunAmerica Focused
  Multi-Cap Growth
  Portfolio..........  Seeks long-term            178.4       First $50 Million 0.55%           N/A
                       growth of capital.                     Next $450 Million 0.50%
                                                              Over $500 Million 0.45%

TA IDEX Janus Growth
  Fund...............  Seeks growth of            959.7       First $250 Million 0.40%       (4)(5)
                       capital.                               Next $500 Million 0.35%
                                                              Next $750 Million 0.30%
                                                              Next $1.5 Billion 0.25%
                                                               Over $3 Billion 0.225%



---------------

 (1) Until at least March 1, 2007, Janus Capital has agreed to reduce certain expenses that exceed the percent shown in the table of the Fund's average daily net assets.


 (2) Until at least December 1, 2007, JCM has agreed to reduce certain expenses that exceed the percent shown in the table, if any, under "Fee Waivers or Reductions," of the Fund's average daily net assets.


 (3) Until at least May 1, 2007, Janus Capital has agreed to reduce certain expenses that exceed the percent shown in the table, if any, under "Fee Waivers or Reductions," of the Fund's average daily net assets.


 (4) Assets between $1.5 and $3.0 billion, 5% fee reduction. Assets between $3.0 and $5.0 billion, 7.5% fee reduction. Assets above $5 billion, 10% fee reduction.


 (5) Less 50% of any amount reimbursed pursuant to the fund's expense limitation.

                                                                       EXHIBIT D



                         FUND TRUSTEES AND OFFICERS AND


                          THEIR PRINCIPAL OCCUPATIONS



TRUSTEES



                                                                                            NUMBER
                                                                                              OF
                                                                                          PORTFOLIOS/
                                                                                           FUNDS IN
                                                                                             FUND
NAME, AGE AS OF          POSITIONS                          PRINCIPAL OCCUPATIONS           COMPLEX
DECEMBER 31, 2005,       HELD WITH        LENGTH OF            DURING THE PAST             OVERSEEN      OTHER DIRECTORSHIPS
AND ADDRESS                FUND          TIME SERVED              FIVE YEARS              BY TRUSTEE       HELD BY TRUSTEE
------------------       ---------     ---------------      ---------------------         -----------    -------------------

INDEPENDENT TRUSTEES
Dennis B. Mullen....  Chairman         3/04-Present     Chief Executive Officer of Red  69(1)            Chairman of the
151 Detroit Street                                      Robin Gourmet Burgers, Inc.                      Board (since 2005)
Denver, CO 80206      Trustee          2/71-Present     (since 2005). Formerly,                          and Director of Red
Age 62                                                  private investor.                                Robin Gourmet
                                                                                                         Burgers, Inc.; and
                                                                                                         Director of Janus
                                                                                                         World Funds Plc
                                                                                                         (Dublin-based, non-
                                                                                                         U.S. funds).

Jerome S. Contro....  Trustee          11/05-Present    Partner of Tango Group, a       69               Trustee and
151 Detroit Street                                      private investment firm (since                   Chairman of RS
Denver, CO 80206                                        1999).                                           Investment Trust
Age 49                                                                                                   (since 2001);
                                                                                                         Director of IZZE
                                                                                                         Beverages and
                                                                                                         MyFamily.com, Inc.
                                                                                                         (genealogical
                                                                                                         research website).

William F.            Trustee          6/02-Present     Vice President of Asian         69               Trustee of Asian
 McCalpin...........                                    Cultural Council. Formerly,                      Cultural Council.
151 Detroit Street                                      Executive Vice President and
Denver, CO 80206                                        Chief Operating Officer of The
Age 48                                                  Rockefeller Brothers Fund (a
                                                        private family foundation).

John W. McCarter,     Trustee          6/02-Present     President and Chief Executive   69               Chairman of the
 Jr.................                                    Officer of The Field Museum of                   Board and Director
151 Detroit Street                                      Natural History (Chicago, IL).                   of Divergence Inc.
Denver, CO 80206                                                                                         (biotechnology
Age 67                                                                                                   firm); Director of
                                                                                                         W.W. Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor); and
                                                                                                         Trustee of Harris
                                                                                                         Insight Funds Trust
                                                                                                         (19 portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public television
                                                                                                         station) and the
                                                                                                         University of
                                                                                                         Chicago.

                                                                                            NUMBER
                                                                                              OF
                                                                                          PORTFOLIOS/
                                                                                           FUNDS IN
                                                                                             FUND
NAME, AGE AS OF          POSITIONS                          PRINCIPAL OCCUPATIONS           COMPLEX
DECEMBER 31, 2005,       HELD WITH        LENGTH OF            DURING THE PAST             OVERSEEN      OTHER DIRECTORSHIPS
AND ADDRESS                FUND          TIME SERVED              FIVE YEARS              BY TRUSTEE       HELD BY TRUSTEE
------------------       ---------     ---------------      ---------------------         -----------    -------------------
INDEPENDENT TRUSTEES (CONT'D.)

James T. Rothe......  Trustee          1/97-Present     Co-founder and Managing         69               Director of Red
151 Detroit Street                                      Director of Roaring Fork                         Robin Gourmet
Denver, CO 80206                                        Capital Management, LLC                          Burgers, Inc.
Age 62                                                  (private investment in public
                                                        equity firm); and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004); and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.

William D.            Trustee          6/84-Present     Corporate Vice President and    69               N/A
 Stewart............                                    General Manager of MKS
151 Detroit Street                                      Instruments - HPS Products,
Denver, CO 80206                                        Boulder, CO (a manufacturer of
Age 61                                                  vacuum fittings and valves).

Martin H.             Trustee          8/69-Present     Private Investor and            69               N/A
 Waldinger..........                                    Consultant to California
151 Detroit Street                                      Planned Unit Developments.
Denver, CO 80206                                        Formerly, CEO and President of
Age 67                                                  Marwal, Inc. (homeowner
                                                        association management
                                                        company).

                                                                                            NUMBER
                                                                                              OF
                                                                                          PORTFOLIOS/
                                                                                           FUNDS IN
                                                                                             FUND
NAME, AGE AS OF          POSITIONS                          PRINCIPAL OCCUPATIONS           COMPLEX
DECEMBER 31, 2005,       HELD WITH        LENGTH OF            DURING THE PAST             OVERSEEN      OTHER DIRECTORSHIPS
AND ADDRESS                FUND          TIME SERVED              FIVE YEARS              BY TRUSTEE       HELD BY TRUSTEE
------------------       ---------     ---------------      ---------------------         -----------    -------------------
INDEPENDENT TRUSTEES (CONT'D.)

Linda S. Wolf.......  Trustee          11/05-Present    Retired. Formerly, Chairman     69               Director of
151 Detroit Street                                      and Chief Executive Officer of                   Wal-Mart, The Field
Denver, CO 80206                                        Leo Burnett (Worldwide)                          Museum of Natural
Age 58                                                  (advertising agency)                             History (Chicago,
                                                        (2001-2005); and President of                    IL), Children's
                                                        Leo Burnett (USA) (advertising                   Memorial Hospital
                                                        agency) (1996-2000).                             (Chicago, IL),
                                                                                                         Chicago Council on
                                                                                                         Foreign Relations,
                                                                                                         and Economic Club
                                                                                                         of Chicago.

INTERESTED TRUSTEE
Thomas H.             Trustee          6/69-Present     Retired. Formerly, President    69               N/A
 Bailey(2)..........                                    (1978-2002) and Chief
151 Detroit Street                                      Executive Officer (1994-2002)
Denver, CO 80206                                        of Janus Capital or Janus
Age 68                                                  Capital Corporation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation;
                                                        President and Director
                                                        (1994-2002) of The Janus
                                                        Foundation; and Director
                                                        (1997-2001) of Janus
                                                        Distributors, Inc.



OFFICERS



                                                      TERM OF
NAME, AGE AS OF                                    OFFICE(3) AND
DECEMBER 31, 2005,                                   LENGTH OF     PRINCIPAL OCCUPATIONS DURING THE
AND ADDRESS             POSITIONS HELD WITH FUND    TIME SERVED            PAST FIVE YEARS
------------------      ------------------------   -------------   --------------------------------
James P. Goff.........  Executive Vice President   2/05-Present    Vice President and Director of
151 Detroit Street      Janus Research Fund                        Research of Janus Capital.
Denver, CO 80206                                                   Formerly, Portfolio Manager
Age 41                                                             (1992-2002) for Janus Enterprise
                                                                   Fund.

Stephanie               Vice President             3/06-Present    Assistant Vice President of
  Grauerholz-Lofton...                                             Janus Capital and Janus
151 Detroit Street      Chief Legal Counsel and                    Distributors LLC; and Associate
Denver, CO 80206        Secretary                  1/06-Present    Counsel of Janus Capital.
Age 35                                                             Formerly, Associate of Vedder,
                                                                   Price, Kaufman & Kammholz, P.C.
                                                                   (1999-2003).

                                                      TERM OF
NAME, AGE AS OF                                    OFFICE(3) AND
DECEMBER 31, 2005,                                   LENGTH OF     PRINCIPAL OCCUPATIONS DURING THE
AND ADDRESS             POSITIONS HELD WITH FUND    TIME SERVED            PAST FIVE YEARS
------------------      ------------------------   -------------   --------------------------------
Kelley Abbott Howes...  President and Chief        1/06-Present    President of Janus Services LLC;
151 Detroit Street      Executive Officer                          Senior Vice President and
Denver, CO 80206                                                   General Counsel of Janus
Age 40                                                             Capital; and Senior Vice
                                                                   President and Assistant General
                                                                   Counsel of Janus Distributors
                                                                   LLC. Formerly, Vice President
                                                                   (1999-2005) of Janus
                                                                   Distributors LLC; Senior Vice
                                                                   President and General Counsel
                                                                   (2004-2006), Vice President
                                                                   (2000-2004), and Assistant
                                                                   General Counsel (2002-2004) of
                                                                   Janus Services LLC; and Vice
                                                                   President and Assistant General
                                                                   Counsel (1999-2004) of Janus
                                                                   Capital.

David R. Kowalski.....  Vice President and Chief   6/02-Present    Senior Vice President and Chief
151 Detroit Street      Compliance Officer                         Compliance Officer of Janus
Denver, CO 80206                                                   Capital, Janus Distributors LLC,
Age 48                                                             and Janus Services LLC; Chief
                                                                   Compliance Officer of Bay Isle
                                                                   Financial LLC; and Vice
                                                                   President of Enhanced Investment
                                                                   Technologies, LLC. Formerly,
                                                                   Chief Compliance Officer of
                                                                   Enhanced Investment
                                                                   Technologies, LLC (2003-2005);
                                                                   Vice President of Janus Capital
                                                                   (2000-2005), Janus Distributors
                                                                   LLC (2000-2001), and Janus
                                                                   Services LLC (2004-2005); and
                                                                   Assistant Vice President of
                                                                   Janus Services LLC (2000-2004).

Jesper Nergaard.......  Chief Financial Officer    3/05-Present    Vice President of Janus Capital.
151 Detroit Street                                                 Formerly, Director of Financial
Denver, CO 80206        Vice President,            2/05-Present    Reporting for OppenheimerFunds,
Age 43                  Treasurer, and Principal                   Inc. (2004-2005); Site Manager
                        Accounting Officer                         and First Vice President of
                                                                   Mellon Global Securities
                                                                   Services (2003); and Director of
                                                                   Fund Accounting, Project
                                                                   Development, and Training of
                                                                   INVESCO Funds Group (1994-
                                                                   2003).


---------------


(1) Mr. Mullen also serves as director of Janus Capital Funds Plc ("JCF"), consisting of 22 funds. Including JCF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.



(2) The Fund is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.



(3) Officers are elected annually by the Trustees for a one-year term.

                                                                       EXHIBIT E



                                 LEGAL MATTERS



     In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.



     A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



     On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. In August 2006, the refiled complaint was dismissed by the court with prejudice.

     The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.



     In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.



     In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision. In June 2006, the United States Supreme Court invited the Solicitor General to file a brief expressing the view of the United States.



     Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

PROXY TABULATOR
P.O. BOX 859232                          EVERY SHAREHOLDER'S VOTE IS IMPORTANT
BRAINTREE, MA 02185-9232                *** 3 EASY WAYS TO VOTE YOUR PROXIES ***


                   VOTE VIA THE TELEPHONE                   VOTE VIA THE INTERNET                   VOTE BY MAIL
[              ]   1) Read the Proxy Statement              1) Read the Proxy Statement             1) Read the Proxy Statement
                      and have this card at hand               and have this card at hand           2) Check the appropriate boxes
                   2) Call toll-free at 1-800-992-2416      2) Log on to www.2votefundproxy.com        on this proxy card
                      and follow the recorded                  and follow the on-screen             3) Sign and date this proxy card
                      instructions                             instructions                         4) Mail your completed proxy
                   3) If you vote via the telephone, you    3) If you vote via the Internet, you       card in the enclosed envelope
                      do not need to mail this proxy card      do not need to mail this proxy card


                                                           JANUS INVESTMENT FUND
JANUS RESEARCH FUND                              SPECIAL MEETING OF SHAREHOLDERS
                                                    TO BE HELD DECEMBER 14, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS INVESTMENT FUND ("TRUST"). The undersigned, revoking previous proxies, hereby appoints Kelley A. Howes, Jesper Nergaard, and Stephanie Grauerholz-Lofton or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") of Janus Research Fund to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, CO on December 14, 2006 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.

               NOTE: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

                                                               -----------------------------------  ----------
                                                               Signature                            Date

                                                               -----------------------------------  ----------
                                                               Signature (Joint Owners)             Date

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

     PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.      EXAMPLE:  [X]

     - APPROVE AN AMENDMENT TO JANUS RESEARCH FUND'S INVESTMENT ADVISORY AGREEMENT, WHICH CHANGES THE FUND'S BENCHMARK INDEX FOR PURPOSES OF CALCULATING THE PERFORMANCE-BASED INVESTMENT ADVISORY FEE.

            FOR                      AGAINST                   ABSTAIN
            [ ]                        [ ]                       [ ]


[             ]
                          PLEASE SIGN ON REVERSE SIDE